UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022

EQ HEALTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39962	85-2877347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

4611 Bee Cave Road, Suite 213,

Austin, TX, 78731

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512)-329-6977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	EQHA	The New York Stock Exchange
Redeemable warrants	EQHA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2022, stockholders of EQ Health Acquisition Corp. (the “Company”) approved an amendment (the “Charter Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to (i) change the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities (an “Initial Business Combination”) from February 2, 2023 to the later of (A) December 21, 2022 and (B) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”), (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), notwithstanding the fact that such redemptions could result in the Company having net tangible assets of less than $5,000,001 after giving effect to such redemptions. The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on December 21, 2022, which became effective upon filing.

Additionally, the stockholders of the Company approved an amendment to the Investment Management Trust Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the Trust Account (as defined below) established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”).

The stockholders further approved an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the first and second proposal (the “Adjournment Proposal”).

Because the Company will not be able to complete an Initial Business Combination by the Amended Termination Date, the Company will (i) promptly, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, redeem the shares of Class A Common Stock (the “Redemption”) at a per-share price, payable in cash, equal to the aggregate amount on deposit in a trust account established for the benefit of the holders of Class A Common Stock (the “Trust Account”) as of the Amended Termination Date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to an additional $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding shares of Class A Common Stock (the “Redemption Amount”), which redemption will completely extinguish the rights of the holders of Class A Common Stock as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board of Directors of the Company, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

On December 21, 2022, the Company (i) notified The New York Stock Exchange (“NYSE”) of the anticipated Redemption, liquidation and dissolution; and (ii) requested that the NYSE (A) suspend trading of the Company’s shares of Class A Common Stock and redeemable warrants to purchase shares of Class A Common Stock (the “Redeemable Warrants,” together with the Class A Common Stock, the “Securities”) effective before the opening of trading on December 22, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities will no longer be listed on the NYSE.

The Company expects that the NYSE will file the Form 25 with the SEC on December 28, 2022, upon which the delisting of the Company’s Securities will become effective. Following that, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

The Company’s Board of Directors has determined that the voluntary delisting of the Company’s Securities will be in the best interests of the Company and its stockholders. The Board’s decision was based on careful review of several factors, including the benefits to the Company of eliminating the expenses of being listed on the NYSE and the costs associated with it, as well as eliminating the demands on management’s time of complying with the NYSE listing standards.

Item 3.03. Material Modification to Rights of Security Holders.

The information under Item 3.01 regarding the Charter Amendment and the Redemption is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 3.01 regarding the Charter Amendment is incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s special meeting of stockholders held on December 21, 2022, the stockholders of the Company considered and acted upon a proposal to approve the Charter Amendment (the “Charter Amendment Proposal”). The stockholders of the Company approved the Charter Amendment Proposal.

The following is a tabulation of the votes with respect to the Charter Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,439,920	0	0

The following is a tabulation of the votes with respect to the Trust Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
21,439,920	0	0

The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
20,604,670	1,759	0

In connection with the Special Meeting, stockholders holding an aggregate of 21,206,860 Class A Common Stock exercised their right to redeem their Class A Common Stock for cash at a redemption price of approximately $10.10 per share, for an aggregate redemption amount of approximately $214,188,366.90. Following such redemptions, 793,191 shares of Class A Common Stock remain outstanding.

In addition, on December 21, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Item 8.01. Other Events

There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

Following the redemptions in connection with the approval and implementation of the Charter Amendment, the total amount held in the Trust Account was approximately $8,137,469, and a total of 793,191 shares of Class A Common Stock were outstanding.

The Company expects that the last day of trading of its securities on the New York Stock Exchange (“NYSE”) will be December 21, 2022, following which the Company expects that NYSE will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist its securities on or about December 28, 2022. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Amendment to the Registrant’s Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this press release, including, without limitation, regarding the early liquidation, de-listing of the Company’s Securities and Redemption Amount, are forward-looking statements. Words such as “expect” and “intend” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s securities filings can be accessed on the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQ HEALTH ACQUISITION CORP.

By:	/s/ Scott Ellyson
Name:	Scott Ellyson
Title:	Chief Executive Officer

Date: December 23, 2022